Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

UNDER SECTION 906 OF THE

SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with this quarterly report on Form 10‑Q for the quarter ended June 30, 2018 of Energy XXI Gulf Coast, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Douglas E. Brooks, Chief Executive Officer of the Company, and Tiffany Thom Cepak, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/S/ DOUGLAS E. BROOKS
Date: August 9, 2018	Douglas E. Brooks
Chief Executive Officer

/S/ TIFFANY THOM CEPAK
Date: August 9, 2018	Tiffany Thom Cepak
Chief Financial Officer